Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the annual report on Form 10-K for the year ended December 31, 2008 (the “Form 10-K”) of Community Shores Bank Corporation (the “Issuer”).
     I, Tracey A. Welsh, Senior Vice President, Chief Financial Officer and Treasurer of the Issuer, certify that:
(i)	the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	to my knowledge, the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer as of and for the period covered by the report.
Dated: March 27, 2009

/s/ Tracey A. Welsh Tracey A. Welsh
Senior Vice President, Chief Financial Officer and Treasurer

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